UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________

FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 5, 2008

CHINA RECYCLING ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-12536	90-0093373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

429 Guangdong Road
Shanghai 200001
People's Republic of China
 (Address of principal executive offices, including zip code)

(86-21) 6336-8686
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

China Recycling Energy Corporation ("Company") concluded on March 05, 2008 and announced on March 05, 2008 that it would restate its financial statement for fiscal year ended December 31, 2006, contained in the Form 10-KSB annual report filed on April 13, 2007.

Accordingly, the Company's prior Form 10-KSB Annual Report for Fiscal Year ended December 31, 2006 should no longer be relied upon.

The decision to restate the Company's financial statements was made by the Board of Directors on March 5, 2008, following consultation with, and upon the recommendation of, management. The Company has discussed the need to restate the previously issued financial statements and the matters disclosed in this filing with Zhong Yi (Hong Kong) C.P.A. Company Limited ("Zhong Yi"), the Company's independent registered public accounting firm, and Zhong Yi has concurred with the decision of the Board to proceed with the restatement. The Company's decision to restate was made in connection with a review of the Company's most recent Form 10-KSB by the Corporation Finance Division of the U.S. Securities and Exchange Commission (SEC).

The restatement will include changes to the impairment loss from Company's operations.

While the information contained herein describes all of the items for which the Company and Zhong Yi have determined a restatement is appropriate at this time, there can be no assurance that further review and inquiry of the Company's financial statements will not identify additional items.

Forward Looking Statements

Statements contained in this Form 8-K relating to the Company's or management's intentions, hopes, beliefs, expectations or predictions of the future, including statements with the words "expects", "will", "intends" and "may" and statements relating to its expected adjustments to previously reported financial results, are forward-looking statements. The Company's actual results, including the items and amounts actually restated, and the timing of the completion of the restatement and related audit, could differ materially from those projected in these forward-looking statements. The actual items and amounts restated, and the actual timing of completion of the restatement and related audit, will depend on a number of factors, including any additional discussions with the SEC, the completion of the work underlying the restatement by the Company and the audit and review of the underlying work and restated financial statements by Zhong Yi. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings. The Company disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Recycling Energy Corporation

Date: March 5, 2008	/s/Guangyu Wu
Guangyu Wu Chief Executive Officer